SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS

The Company evaluated all events that occurred up to September 30, 2025 and determined that no events that would have required adjustment or disclosure in the condensed consolidated financial statements except the following.

As of the date of these interim condensed financial statements, a total of 1,386,955 Ordinary Shares have been issued through ATM and the Company has received aggregate net proceeds of $6,564,185 from January to September 2025 through issuance of Ordinary Shares through the ATM offering. As of September 26, 2025, the Company has approximately $7.54 million in cash and cash equivalents.